UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 9, 2016

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 432-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2016, the Company announced that Mary Boland, Chief Financial and Administrative Officer, plans to retire effective April 1, 2016. An active search for a successor is underway.

On March 9, 2016, the Company’s Board of Directors appointed Scott Hurd, Senior Vice President and Chief Accounting Officer, as Interim Chief Financial Officer and Principal Financial Officer effective April 1, 2016. Mr. Hurd, age 47, has served the Company as Senior Vice President and Chief Accounting Officer since March 2015. Prior thereto, Mr. Hurd served as Vice President and Controller from January 2010 to March 2015. Prior to joining the Company, Mr. Hurd held various positions with Linens ‘N Things from 1996 to 2010, including Senior Vice President, Chief Financial Officer from September 2008 to January 2010, Vice President, Controller from June 2008 to September 2008 and Vice President, Financial Control/Assistant Controller from May 2006 to June 2008. Mr. Hurd is a certified public accountant.

Item 7.01	Regulation FD Disclosure.

On March 9, 2016, the Company issued a press release announcing a management change. A copy of this press release is attached hereto as Exhibit 99.1.

On March 9, 2016, the Company issued a press release announcing that its Board of Directors has approved an additional 25 million shares for its repurchase program. The Board of Directors also declared a quarterly cash dividend of $0.125 per share payable on April 22, 2016 to stockholders of record at the close of business on April 8, 2016. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press release of American Eagle Outfitters, Inc., issued on March 9, 2016 announcing a management change.

99.2*	Press release of American Eagle Outfitters, Inc., issued on March 9, 2016 announcing authorization for share repurchase program and declaration of a quarterly dividend.

* Such Exhibit is being “furnished” (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)

Date: March 15, 2016	By:	/s/ Charles P. Sandel
Charles P. Sandel
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release of American Eagle Outfitters, Inc., issued on March 9, 2016 announcing a management change.

99.2*	Press release of American Eagle Outfitters, Inc., issued on March 9, 2016 announcing authorization for share repurchase program and declaration of a quarterly dividend.

* Such Exhibit is being “furnished” (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.